SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 25, 1999

(Date of earliest event reported)

ABN AMRO Mortgage Corporation

(Sponsor)

(Issuer in Respect of Commercial Mortgage Pass-Through

Certificates Series 1999-6)

Exact name of registrant as specified in charter)

Delaware 333-57027-05 363886007

(State or other juris- (Commission (I.R.S. Employer

diction of organization) File No.) Identification No.)

181 West Madison Street Chicago, Illinois 60602

(Address of principal executive offices) (Zip Code)

Registrants Telephone Number, including area code

248-643-2530

(Former name or former address, if changed since

last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

  Monthly distribution report pursuant to

Section 4.02 of the Pooling and Servicing Agreement

for the distribution on September 1, 1999.

Pursuant to the requirements of the Securities Exchange Act

of 1934, the Registrant has duly caused this report to be

signed on behalf of the Registrant by the undersigned

thereunto duly authorized.

LASALLE BANK N.A., IN

ITS CAPACITY AS TRUSTEE

UNDER THE POOLING AND

SERVICING AGREEMENT ON

BEHALF OF ABN AMRO Mortgage

Corporation, REGISTRANT

By:

/s/ Russell Goldenberg

Russell Goldenberg,

Senior Vice President

October 25, 1999

 Table of Contents ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation Statement Date: ABN AMRO Mortgage Group, Inc., as Servicer Payment Date: 10/25/99 135 S. LaSalle Street Suite 1625 Chicago, IL 60674-4107 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99   ABN AMRO Acct: 67-8234-90-7 Administrator: Reporting Package Table of Contents Analyst: Roxane Ellwanger (312) 904-8975 Christine Garbiso (714) 282-3980 (206) roxane.ellwanger@abnamro.com christine.garbiso@abnamro.com Page(s) Issue Id: ABN99006 Closing Date: 9/24/99 Statements to Certificateholders Page 2-4 ASAP #: 455 Cash Reconciliation Summary Page 5 First Payment Date: 10/25/99 Monthly Data File Name: 0455MMYY.EXE Bond Interest Reconciliation Page 6 Assumed Final Payment: Date: 9/25/2029 Other Related Information Page 7 Asset-Backed Facts ~ 15 Month Loan Status Summary Page 8 Asset-Backed Facts ~ 15 Month Payoff/Loss Summary Page 9 Modified Loan Detail Page 10 Realized Loss Detail Page 11                             Parties to The Transaction Issuer: ABN AMRO Inc./ABN AMRO Inc. Underwriter: Lehman Brothers, Inc. Master Servicer: LaSalle Home Mortgage Corporation Rating Agency: Standard & Poor's Corporation/Fitch Investor Services, Inc.       Information is available for this issue from the following sources LaSalle Web Site www.lnbabs.com Servicer Web Site LaSalle Bulletin Board (714) 282-3990 LaSalle ASAP Fax Back System (714) 282-5518 LaSalle Factor Line (800) 246-5761   10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 1 of 11 Statements to Certificateholders ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A WAC: 7.436348% Series 1999-6 WAMM: 357 Next Payment: 11/26/99 Record Date: 09/30/99 REMIC II ABN AMRO Acct: 67-8234-90-7     Original Opening Principal Principal Negative Closing Interest Interest Pass-Through Class Face Value (1) Balance Payment Adj. or Loss Amortization Balance Payment (2) Adjustment Rate CUSIP Per $ 1000 Per $ 1000 Per $ 1000 Per $ 1000 Per $ 1000 Per $ 1000 Per $ 1000 Next Rate(3)   A1 144,291,000.00 144,291,000.00 1,711,204.99 0.00 0.00 142,579,795.01 841,697.50 0.00 7.00000000% 00077BKL6 1000.000000000 11.859402087 0.000000000 0.000000000 988.140597913 5.833333333 0.000000000 Fixed   A2 100,000,000.00 100,000,000.00 1,339,071.28 0.00 0.00 98,660,928.72 583,333.33 0.00 7.00000000% 00077BKM4 1000.000000000 13.390712818 0.000000000 0.000000000 986.609287182 5.833333333 0.000000000 Fixed   A3 18,850,000.00 18,850,000.00 165,083.33 0.00 0.00 18,684,916.67 109,958.33 0.00 7.00000000% 00077BKN2 1000.000000000 8.757736516 0.000000000 0.000000000 991.242263484 5.833333333 0.000000000 Fixed   A4 13,425,000.00 13,425,000.00 0.00 0.00 0.00 13,425,000.00 78,312.50 0.00 7.00000000% 00077BKP7 1000.000000000 0.000000000 0.000000000 0.000000000 1000.000000000 5.833333333 0.000000000 Fixed   A5 11,000,000.00 11,000,000.00 0.00 0.00 0.00 11,000,000.00 64,166.67 0.00 7.00000000% 00077BKQ5 1000.000000000 0.000000000 0.000000000 0.000000000 1000.000000000 5.833333333 0.000000000 Fixed   A6 28,300,000.00 28,300,000.00 0.00 0.00 165,083.33 28,465,083.33 0.00 0.00 7.00000000% 00077BKR3 1000.000000000 0.000000000 0.000000000 5.833333333 1005.833333333 0.000000000 0.000000000 Fixed   A7 63,600,000.00 63,600,000.00 0.00 0.00 0.00 63,600,000.00 371,000.00 0.00 7.00000000% 00077BKS1 1000.000000000 0.000000000 0.000000000 0.000000000 1000.000000000 5.833333333 0.000000000 Fixed   AP 3,549,120.59 3,549,120.59 3,403.28 0.00 0.00 3,545,717.31 0.00 0.00 N/A 00077BKT9 1000.000000000 0.958908467 0.000000000 0.000000000 999.041091533 0.000000000 0.000000000   AX 14,198,018.79 N 14,198,018.79 0.00 0.00 0.00 13,989,276.74 82,821.78 0.00 7.00000000% 00077BKU6 1000.000000000 0.000000000 0.000000000 0.000000000 985.297804306 5.833333333 0.000000000 Fixed   M 9,000,000.00 9,000,000.00 6,832.78 0.00 0.00 8,993,167.22 52,500.00 0.00 7.00000000% 00077BKV4 1000.000000000 0.759197947 0.000000000 0.000000000 999.240802053 5.833333333 0.000000000 Fixed   B1 3,201,000.00 3,201,000.00 2,430.19 0.00 0.00 3,198,569.81 18,672.50 0.00 7.00000000% 00077BKW2 1000.000000000 0.759197947 0.000000000 0.000000000 999.240802053 5.833333333 0.000000000 Fixed   B2 1,800,000.00 1,800,000.00 1,366.56 0.00 0.00 1,798,633.44 10,500.00 0.00 7.00000000% 00077BKX0 1000.000000000 0.759197947 0.000000000 0.000000000 999.240802053 5.833333333 0.000000000 Fixed   B3 1,200,000.00 1,200,000.00 911.04 0.00 0.00 1,199,088.96 7,000.00 0.00 7.00000000% 00077BKZ5 1000.000000000 0.759197947 0.000000000 0.000000000 999.240802053 5.833333333 0.000000000 Fixed   B4 800,000.00 800,000.00 607.36 0.00 0.00 799,392.64 4,666.67 0.00 7.00000000% 00077BLA9 1000.000000000 0.759197947 0.000000000 0.000000000 999.240802053 5.833333333 0.000000000 Fixed   B5 1,000,204.87 1,000,204.87 759.35 0.00 0.00 999,445.52 5,834.53 0.00 7.00000000% 00077BLB7 1000.000000000 0.759197937 0.000000000 0.000000000 999.240802063 5.833333333 0.000000000 Fixed   R2 100.00 100.00 100.00 0.00 0.00 0.00 0.58 0.00 7.00000000% 00077BKY8 1000.000000000 1000.000000000 0.000000000 0.000000000 0.000000000 5.833333333 0.000000000 Fixed       Total 400,016,425.46 400,016,425.46 3,231,770.16 0.00 165,083.33 396,949,738.63 2,230,464.39 0.00   Total P&I Payment 5,462,234.55     REG 400,016,425.46 400,016,425.46 3,066,686.83 0.00 0.00 396,949,738.63 2,395,547.72 0.00 7.18634807% None 1000.000000000 7.666402265 0.000000000 0.000000000 992.333597735 5.988623389 0.000000000 7.184166681%   R1 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 7.18634807% None 0.000000000 0.000000000 0.000000000 0.000000000 0.000000000 0.000000000 0.000000000 7.184166681%       Total 400,016,425.46 400,016,425.46 3,066,686.83 0.00 0.00 396,949,738.63 2,395,547.72 0.00   Total P&I Payment 5,462,234.55     Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated Page 2 of 11 10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A.   Cash Reconciliation Summary ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Payment Date: 10/25/99 Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99 ABN AMRO Acct: 67-8234-90-7 Cash Reconciliation Summary     Interest Summary Servicing Fee Summary Principal Summary Current Scheduled Interest 2,152,462.60 Current Servicing Fees 72,470.21 Scheduled: Less Deferred Interest 0.00 Plus Fees Advanced for PPIS 0.00 Current Scheduled Principal 264,683.20 Plus Advance Interest 315,555.33 Less Reduction for PPIS (8,739.21) Advanced Scheduled Principal 39,338.26 Plus Unscheduled Interest 0.00 Plus Unscheduled Servicing Fees 0.00 Scheduled Principal Distribution 304,021.46 PPIS Reducing Scheduled Interest (8,739.21) Total Servicing Fees Paid 63,730.99 Unscheduled: Less Total Fees Paid To Servicer (63,730.99) Curtailments 342,996.28 Plus Fees Advanced for PPIS 0.00 Prepayments in Full 2,419,669.09 Less Fee Strips Paid by Servicer 0.00 PPIS Summary Liquidation Proceeds 0.00 Less Misc. Fees & Expenses 0.00 Gross PPIS 8,739.21 Repurchase Proceeds 0.00 Less Non Recoverable Advances 0.00 Reduced by PPIE 0.00 Other Principal Proceeds 0.00 Interest Due Trust 2,395,547.72 Reduced by Shortfalls in Fees 0.00 Unscheduled Principal Distribution 2,762,665.37 Less Trustee Fee 0.00 Reduced by Other Amounts 0.00 Remittance Principal 3,066,686.83 Less Fee Strips Paid by Trust 0.00 PPIS Reducing Scheduled Interest 8,739.21 Less Misc. Fees Paid by Trust 0.00 PPIS Reducing Servicing Fee 8,739.21 Servicer Wire Amount 5,462,234.55 Remittance Interest 2,395,547.72 PPIS Allocated to Certificates 0.00   Pool Balance Summary Balance/Amount Count Beginning Pool 400,016,425.46 1144 Scheduled Principal Distribution 304,021.46 Unscheduled Principal Distribution 2,762,665.37 6 Deferred Interest 0.00 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 396,949,738.63 1138 Advances Prior Outstanding Current Period Recovered Ending Outstanding Principal Interest Principal Interest Principal Interest Principal Interest Made by: Servicer 0.00 0.00 39,338.26 315,555.33 0.00 0.00 39,338.26 315,555.33   10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 5 of 11 Bond Reconciliation Summary ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99     ABN AMRO Acct: 67-8234-90-7 Bond Interest Reconciliation     Deductions Additions Remaining Accrual Pass Accrued Add.
Deferred &

Prior Prepay- Other
Distributable

Interest Outstanding Credit Support Thru Certificate Allocable Trust Accretion Interest Int. Short- ment Interest Certificate Payment Interest Class Method Days Rate Interest PPIS Expense (1) Interest Losses falls Due Penaltis Proceeds (2)
Interest

Amount Shortfalls Original Current(3)   A1 30/360 30 7.000000000% 841,697.50 0.00 0.00 0.00 0.00 0.00 0.00 0.00 841,697.50 841,697.50 0.00 4.25% 4.28% A2 30/360 30 7.000000000% 583,333.33 0.00 0.00 0.00 0.00 0.00 0.00 0.00 583,333.33 583,333.33 0.00 4.25% 4.28% A3 30/360 30 7.000000000% 109,958.33 0.00 0.00 0.00 0.00 0.00 0.00 0.00 109,958.33 109,958.33 0.00 4.25% 4.28% A4 30/360 30 7.000000000% 78,312.50 0.00 0.00 0.00 0.00 0.00 0.00 0.00 78,312.50 78,312.50 0.00 4.25% 4.28% A5 30/360 30 7.000000000% 64,166.67 0.00 0.00 0.00 0.00 0.00 0.00 0.00 64,166.67 64,166.67 0.00 4.25% 4.28% A6 30/360 30 7.000000000% 165,083.33 0.00 0.00 165,083.33 0.00 0.00 0.00 0.00 165,083.33 0.00 0.00 4.25% 4.28% A7 30/360 30 7.000000000% 371,000.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 371,000.00 371,000.00 0.00 4.25% 4.28% AX 30/360 30 7.000000000% 82,821.78 0.00 0.00 0.00 0.00 0.00 0.00 0.00 82,821.78 82,821.78 0.00 NA NA M 30/360 30 7.000000000% 52,500.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 52,500.00 52,500.00 0.00 2.00% 2.01% B1 30/360 30 7.000000000% 18,672.50 0.00 0.00 0.00 0.00 0.00 0.00 0.00 18,672.50 18,672.50 0.00 1.20% 1.21% B2 30/360 30 7.000000000% 10,500.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 10,500.00 10,500.00 0.00 0.75% 0.76% B3 30/360 30 7.000000000% 7,000.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 7,000.00 7,000.00 0.00 0.45% 0.45% B4 30/360 30 7.000000000% 4,666.67 0.00 0.00 0.00 0.00 0.00 0.00 0.00 4,666.67 4,666.67 0.00 0.25% 0.25% B5 30/360 30 7.000000000% 5,834.53 0.00 0.00 0.00 0.00 0.00 0.00 0.00 5,834.53 5,834.53 0.00 0.00% 0.00% R2 30/360 30 7.000000000% 0.58 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.58 0.58 0.00 NA NA 2,395,547.72 0.00 0.00 165,083.33 0.00 0.00 0.00 0.00 2,395,547.72 2,230,464.39 0.00   (1) Additional Trust Expenses are fees allocated directly to the bond resulting in a deduction to accrued interest and not carried as an outstanding shortfall. (2) Other Interest Proceeds include default interest, PPIE, interest due on outstanding losses, interest due on outstanding shortfalls and recoveries of interest. (3) Determined as follows : (A) the ending balance of all the classes less (B) the sum of (i) the endin g balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A). Page 6 of 11 10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Other Related Information - ABN Single Loan Group Report ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Payment Date: 10/25/99 Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99 ABN AMRO Acct: 67-8234-90-7 Other Related Information     Special Hazard Coverage Fraud Loss Coverage Bankruptcy Loss Coverage
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Ending
Balance
4,000,164.00 0.00 4,000,164.00 4,000,164.00 0.00 4,000,164.00 157,177.00 0.00 157,177.00         Total Number of Payoffs: 6 Aggregate Payoff Amounts: 2,419,669.09 Number of Curtailments: 134 Aggregate Curtailment Amounts: 344,286.28 Number of Loans in Foreclosure: 0 Book Value of Loans in Foreclosure: 0.00 Prior Realized Losses Allocated to the Certificates: 0.00 Current Realized Losses Allocated to the Certificates: 0.00 Cumulative Realized Losses Allocated to the Certificates since Cutoff: 0.00                           10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 7 of 11 Asset Backed Facts ~ 15 Month Historical Loan Status Summary ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99   ABN AMRO Acct: 67-8234-90-7 Asset-Backed Facts ~ 15 Month Historical Loan Status Summary   Delinquency Aging Categories Special Event Categories (1)
Distribution
Date
Delinq 1 Month Delinq 2 Months Delinq 3+ Months Foreclosure REO Modifications Specially Serviced Bankruptcy # Balance # Balance # Balance # Balance # Balance # Balance # Balance # Balance     10/25/99 3 1,024,119 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.26% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% (1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category 10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 8 of 11   Asset Backed Facts ~ 15 Month Historical Payoff/Loss Summary ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation ABN AMRO Mortgage Group, Inc., as Servicer Statement Date: 10/25/99 Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99 ABN AMRO Acct: 67-8234-90-7 Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary     Ending Pool (1) Payoffs(2) Penalties Appraisal Reduct. (2) Liquidations (2) Realized Losses (2) Remaining Term Curr Weighted Avg.
Distribution
Date
# Balance # Balance # Amount # Balance # Balance # Amount Life Amort. Coupon Remit 10/25/99 1138 396,949,739 6 2,419,669 0 0 0 0 0 0 0 0 357 357 7.44% 7.19% 99.48% 99.23% 0.52% 0.60% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% (1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period. Page 9 of 11 10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Modified Loan Detail ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation Statement Date: 10/25/99 ABN AMRO Mortgage Group, Inc., as Servicer Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99   ABN AMRO Acct: 67-8234-90-7 Modified Loan Detail
Cutoff
Maturity
Date
Modified
Maturity
Date
Disclosure
Control #
Modification
Date
Modification
Description
        10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 10 of 11 Realized Loss Detail ABN AMRO LaSalle Bank N.A. ABN AMRO Mortgage Corporation Statement Date: 10/25/99 ABN AMRO Mortgage Group, Inc., as Servicer Payment Date: 10/25/99 Multi Class Mortgage Pass-Through Certificates Prior Payment: N/A Series 1999-6 Next Payment: 11/26/99 Record Date: 09/30/99   ABN AMRO Acct: 67-8234-90-7 Realized Loss Detail
Beginning
Scheduled
Balance
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % or
Sched. Balance

Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Gross
Proceeds
Realized
Loss
Current Total Cumulative * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.. 10/22/99 - 08:52 (C743-C759) 1999 LaSalle Bank N.A. Page 11 of 11